SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 14, 2005

                            POINT THERAPEUTICS, INC.
               (Exact Name of Registrant as Specified in Charter)


                     DELAWARE                   0-19410
            (State or Other Jurisdiction   (Commission File Number)
                    of Incorporation)

                 125 SUMMER STREET, BOSTON, MASSACHUSETTS 02110
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (617) 933-2130

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


Item 8.01      Other Events


               Point Therapeutics, Inc. ("Point") issued a press release on March 14, 2005 announcing that Point will present at the 25th Annual S.G. Cowen Health Care Conference being held March 14-17, 2005 at The Boston Marriott Copley Place, Boston, MA.


               A copy of the press release dated March 14, 2005 is being filed as Exhibit 99.1 to this Current Report on Form 8-K.



Item 9.01      Financial Statements and Exhibits.

               (c) Exhibits.

               99.1 - Press release issued by Point dated March 14, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POINT THERAPEUTICS, INC.


March 14, 2005                            By:/s/ Donald R. Kiepert, Jr.
                                          -----------------------------
                                  Name:   Donald R. Kiepert, Jr.
                                  Title:  President, Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit        Description
-------        -----------

99.1 Press release issued by Point Therapeutics, Inc. ("Point") on March 14, 2005 announcing that Point will present at the 25th Annual S.G. Cowen Health Care Conference being held March 14-17, 2005 at The Boston Marriott Copley Place, Boston, MA.